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                                                                   EXHIBIT 10.2

                            [MEDTRONIC LETTERHEAD]


April 19, 1999

Mr. John Lyon
Chief Executive Officer                                  VIA FACSIMILE
Vista Medical Technologies                               ORIGINAL VIA COURIER
5451 Avenida Encinas, Suite A
Carlsbad, CA 92008

Dear John,

This letter will confirm our discussions of last Thursday, April 15, in which Medtronic Sofamor Danek consents to amending those certain agreements with Vista to change its spinal application distribution rights for the Vista visualization systems from exclusive to non-exclusive. While our in-house counsel is preparing the written amendment to the distribution agreement consistent with this change, you should feel free to negotiate and enter into other non-exclusive agreements for these rights as you see fit.

Please let me know if you have any questions on this consent. We will send you the amendment shortly.

Sincerely,

/s/ Bob Paulson

cc: John Meslow
    Ron Pickard
    Bob Compton
    Cliff Owens
    Mike Ellwein
    Shawn McCormick
    Tom Ehlinger
    Steve Phillips
    Joe Moctezuma